UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2013

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 1, 2012, Parker-Hannifin Corporation (the "Company") adopted the provisions of FASB Accounting Standards Update No. 2011-05, "Presentation of Comprehensive Income." The new guidance requires an entity to present net income and other comprehensive income (OCI) in either a single continuous statement or in separate consecutive statements. The Company elected to present total comprehensive income in a separate Statement of Comprehensive Income. This guidance does not change the items reported in OCI or when an item of OCI must be reclassified to net income.

Exhibit 99.1 provides the Company's unaudited Consolidated Statement of Comprehensive Income for the fiscal years ended June 30, 2012, 2011 and 2010.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Unaudited Consolidated Statement of Comprehensive Income for the fiscal years ended June 30, 2012, 2011 and 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
By: /s/ Jon P. Marten
Jon P. Marten
Executive Vice President - Finance &
Administration and Chief Financial Officer

Date: February 15, 2013